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                                                Filed Pursuant to Rule 497 (e)
                                                Registration File No.: 33-33530


                                                             August 11, 2003
                                                                  Supplement

[MORGAN STANLEY LOGO OMITTED]




                        SUPPLEMENT DATED AUGUST 11, 2003

         TO THE PROSPECTUS OF MORGAN STANLEY EUROPEAN GROWTH FUND INC.

                            Dated December 30, 2002



     Effective August 11, 2003, Morgan Stanley Investment Advisors Inc. (the "Investment Manager") entered into a new Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the "Sub-Advisor"), thereby replacing the current Sub-Advisory Agreement between the Investment Manager and Morgan Stanley Investment Management Inc. As a result, the following changes to the Prospectus are required:


     All references to the Sub-Advisor in the sections of the Prospectus titled "THE FUND -- Principal Investment Strategies" and "THE FUND -- Fund Management" shall now refer to Morgan Stanley Investment Management Limited.


     The second paragraph of the section of the Prospectus titled "THE FUND -- Fund Management" is hereby amended and replaced in its entirety by the following:


         The Sub-Advisor, together with its investment management affiliates, managed assets of approximately $385 billion as of June 30, 2003. The Sub-Advisor, a wholly-owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.


     The penultimate sentence of the last paragraph of the section of the Prospectus titled "THE FUND -- Fund Management" is hereby amended and replaced in its entirety by the following:


         The Investment Manager pays the Sub-Advisor on a monthly basis a portion of the net management fees the Investment Manager receives from the Fund.